Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   7
         Categories and Definitions                                     8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20


Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500(Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA APPEARS HERE]


On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.






Investment Review

USAA MONEY MARKET FUND

OBJECTIVE:   Highest  income   consistent  with   preservation  of  capital  and
maintenance of liquidity.

TYPES OF INVESTMENTS: High-quality debt instruments with maturities of 397 days or less.



-------------------------------------------------------------------------------
                                           7/31/97               7/31/98
===============================================================================
  Net Assets                           $2,161.7 Million     $2,491.5 Million
  Net Asset Value Per Share                 $1.00                 $1.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND CURRENT YIELD AS OF 7/31/98
===============================================================================
        1 Year           5 Years           10 Years           7-day Yield
         5.45%            4.97%              5.67%               5.27%
-------------------------------------------------------------------------------

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. The performance data quoted represent past performance and are not an indication of future results. An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                        7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Money Market Fund to the 7-day yield of the IBC/Donoghue's Money Fund Averages (TradeMark)/First Tier from 7/97 to 7/98.

                                                      IBC/Donoghue Money Fund
                USAA Money                             Averages (TradeMark)/
                Market Fund                                  First Tier
                -----------                          ------------------------

07/29/97          5.31%                                       4.93%
08/26/97          5.28%                                       4.93%
09/30/97          5.33%                                       4.95%
10/28/97          5.33%                                       5.05%
11/25/97          5.41%                                       4.96%
12/30/97          5.54%                                       5.07%
01/27/98          5.39%                                       4.99%
02/24/98          5.29%                                       4.94%
03/31/98          5.22%                                       4.93%
04/28/98          5.27%                                       4.90%
05/26/98          5.26%                                       4.90%
06/30/98          5.29%                                       4.94%
07/28/98          5.27%*                                      4.92%*

Data represent the last Tuesday of each month.

*Ending date 7/28/98

The graph tracks the USAA Money Market Fund's 7-day yield against IBC/Donoghue's Money Fund Averages(TradeMark)/First Tier, an average of first-tier major money market fund yields.




Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, PAMELA K. BLEDSOE, CFA APPEARS HERE]

THE MARKET
Political and economic unrest in countries around the world are impacting the U.S. debt markets. Investors continue to prefer the quality and stability offered by the U.S. treasury market as Asia, Russia, and Indonesia remain headline news. The increased interest in the U.S. market along with the virtual lack of any signs of inflation has helped to keep interest rates low. Inflation, as measured by the Consumer Price Index (CPI), has been subdued as import, commodity, and retail prices are either stable or declining. While the country experiences one of the lowest unemployment rates in history, labor costs have been increasing. However, productivity gains continue to offset any inflationary impact. Until the economy shows signs of inflation, we do not expect the Federal Reserve to make any adjustments to monetary policy.

The USAA Money Market Fund is managed to maximize current income while maintaining a stable net asset value of $1.00. In today's environment, this has been accomplished by selectively buying one-year securities balanced with aggressive management of offerings with shorter maturities such as commercial paper and variable rate demand notes.

While past performance is no guarantee of future results, for the 12 months ending July 31, 1998, your Fund ranked 16 out of 265 retail Money Market funds according to IBC Financial Data, Inc. with a yield of 5.45%. The average for the category over the same time period was 5.08%.



                               PORTFOLIO MIX

A pie chart is shown here depicting the Portfolio Mix as of July 31, 1998 for the USAA Money Market Fund: Bonds/Notes - 49.2%*; Variable Rate Demand Notes - 23.8%*; Commercial Paper - 9.8%*; and CDs - 16.6%*.

*Percentages are of the Net Assets and may or may not equal 100%.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating a $10,000 hypothetical investment in the USAA Money Market Fund for the period of 07/31/88 through 07/31/98. The data points from the graph are as follows:


      USAA Money Market Fund
-----------------------------------

07/88                     $10,000
12/88                      10,333
06/89                      10,800
12/89                      11,257
06/90                      11,696
12/90                      12,152
06/91                      12,536
12/91                      12,889
06/92                      13,156
12/92                      13,378
06/93                      13,581
12/93                      13,781
06/94                      14,011
12/94                      14,339
06/95                      14,757
12/95                      15,168
06/96                      15,556
12/96                      15,962
06/97                      16,378
12/97                      16,824
06/98                      17,272
07/98                      17,353

Data from 7/31/88 through 7/31/98

Past performance is no guarantee of future results and the value of your investment will vary according to the USAA Money Market Fund's performance. An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1 per share. For 7-day yield information, please refer to the Fund's Investment Review page.

See page 9 for a complete listing of the Portfolio of Investments.




Independent Auditors' Report

The Shareholders and Board of Directors

USAA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Money Market Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Money Market Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.



                                            KPMG Peat Marwick LLP


San Antonio, Texas
September 4, 1998





USAA MONEY MARKET FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

July 31, 1998


Fixed Rate Instruments - consist of commercial paper, certificates of deposit, banker's acceptances, and notes. The interest rate is constant to maturity.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next date the holder may sell the security back to the issuer. Most VRDNs possess a credit enhancement.

Adjustable Rate Notes - similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by the following:

     (1)    MBIA, Inc.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS
     CD     Certificate of Deposit
     COP    Certificate of Participation
     CP     Commercial Paper
     IDA    Industrial Development Authority/Agency
     IDB    Industrial Development Board
     MTN    Medium-Term Note
     RB     Revenue Bond




USAA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
July 31, 1998



    Principal                                   Coupon
     Amount             Security                 Rate     Maturity     Value
------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (33.7%)
          Banks - Major Regional
$40,000   BankBoston N. A., Bank Notes            5.57%   9/03/98    $  40,000
 25,000   Huntington National Bank, Bank Notes    5.80    9/22/98       24,998
 25,000   MBNA America Bank, N.A., CD             5.62    8/31/98       25,000
 14,500   Mercantile Safe Deposit & Trust
            Co., CD                               6.30    8/16/99       14,576
 30,000   National Bank of Canada, CD             5.72    3/08/99       29,993
 17,000   Norwest Corp. MTN, Series G             6.00   10/13/98       17,002
------------------------------------------------------------------------------
                                                                       151,569
------------------------------------------------------------------------------

          Banks - Money Center
 25,000   Bankers Trust Co., CD                   5.76    4/26/99       24,992
 25,000   Bankers Trust Co., CD                   5.70    7/23/99       24,988
 30,000   Banque Nationale de Paris, CD           5.89   10/15/98       29,997
 35,000   Banque Nationale de Paris, CD           5.52    2/18/99       34,965
 25,000   Canadian Imperial Bank of Commerce, CD  5.82    9/30/98       24,997
 30,000   Commerzbank AG, CD                      5.52    2/02/99       29,978
 30,000   Commerzbank AG, CD                      5.54    2/02/99       29,985
 25,000   Credit Agricole Indosuez, CD            5.73    4/16/99       24,992
 30,000   Deutsche Bank AG, CD                    5.70    3/30/99       29,984
 30,000   Macquarie Bank Limited, CP              5.58    8/17/98       29,926
 10,000   Macquarie Bank Limited, CP              5.62    8/20/98        9,970
 25,000   Societe Generale, CD                    5.88    8/07/98       25,000
 30,000   Societe Generale, CD                    5.95    8/28/98       29,999
 15,000   Societe Generale, CD                    5.90   10/20/98       14,997
 20,000   Societe Generale, CD                    5.70    8/03/99       19,988
 25,000   Unibanco-Uniao de Bancos
           Brasilieros S.A., CP                   5.45    6/28/99       23,747
------------------------------------------------------------------------------
                                                                       408,505
------------------------------------------------------------------------------

          Electric Utilities
 20,500   National Rural Utilities Corp.,
            MTN, Series C                        6.37   12/15/98        20,535
------------------------------------------------------------------------------

          Finance - Consumer
 41,084   Aristar, Inc., CP                      5.63    8/06/98        41,052
 50,000   Aristar, Inc., CP                      5.63    8/14/98        49,898
 20,040   Associates Corp. of North America,
           Senior Notes                          6.00    3/15/99        20,076
 18,465   Associates Corp. of North America,
           Senior Notes                          6.25    3/15/99        18,526
 30,000   Ford Credit Europe, CP                 5.66    8/04/98        29,986
 12,709   Ford Motor Credit Co., Global Notes    5.63   12/15/98        12,697
 14,750   General Motors Acceptance Corp., MTN   5.45    3/01/99        14,724
------------------------------------------------------------------------------
                                                                       186,959
------------------------------------------------------------------------------

          Finance - Diversified
 20,181   General Electric Capital Corp., CP     5.68    8/03/98        20,175
 30,000   Heller Financial, Inc., CP             5.70    8/05/98        29,981
------------------------------------------------------------------------------
                                                                        50,156
------------------------------------------------------------------------------

          Healthcare - Miscellaneous
  9,900   Medical Building Funding V LLC, CP,
              Series 1994 (CRE)                  5.74    8/04/98         9,895
------------------------------------------------------------------------------

          Hospitals
 13,145   Bergen, NJ, County Improvement Auth.,
            Notes (CRE)                          5.74    2/17/99        13,145
------------------------------------------------------------------------------
          Total fixed rate instruments (cost: $840,764)                840,764
------------------------------------------------------------------------------

                                PUT BONDS (12.2%)
          Electric Utilities
 54,700   IDA of New Hampshire, Pollution
            Control RB, Series E (CRE)           5.64    5/01/21        54,700
 65,000   IDB of Columbia, AL, RB,
            Series 1997 (a)                      5.65   11/01/21        65,000
------------------------------------------------------------------------------
                                                                       119,700
------------------------------------------------------------------------------

         General Obligations
 38,200  Cleveland, OH, Notes, Series 1994
           (CRE)                                 5.62    5/15/24        38,200
------------------------------------------------------------------------------

         Healthcare - Specialized Services
 25,350  Central Plains Clinic Ltd. RB,
          Series 1996 (CRE)                      5.62    9/01/17        25,350
 14,150  Central Plains Clinic Ltd. RB,
          Series 1997 (CRE)                      5.62   10/16/17        14,150
------------------------------------------------------------------------------
                                                                        39,500
------------------------------------------------------------------------------

         Leisure Time
  8,460  Sault Ste. Marie Tribe Building Auth.,
           RB, Series 1996B (CRE)                6.15    6/01/03         8,460
------------------------------------------------------------------------------

         Nursing/Continuing Care Centers
  7,000  Bexar County, TX, Health Facilities
           Development RB (CRE)                  5.95    2/01/22         7,000
------------------------------------------------------------------------------

         Oil - Domestic Integrated
 26,200  Madison County, IL, RB, Series
           1997A (a)                             5.59   12/01/37        26,200
------------------------------------------------------------------------------

         Oil & Gas -  Refining/Manufacturing
 39,000  IDB  of the  Parish  of Calcasieu,
           LA, Inc. Environmental RB, Series
           1996 (CRE)                            5.61    7/01/26        39,000
------------------------------------------------------------------------------

         Paper & Forest Products
 10,000  IDA of Bedford County, VA, RB,
           Series 1995B (CRE)                    5.70   12/01/25        10,000
 16,000  IDA of Bedford County, VA, RB,
           Series 1995C (CRE)                    5.70   12/01/25        16,000
------------------------------------------------------------------------------
                                                                        26,000
------------------------------------------------------------------------------
            Total put bonds (cost: $304,060)                           304,060
------------------------------------------------------------------------------

                    VARIABLE RATE DEMAND NOTES (23.8%)
         Appropriated Debt
  9,950  City of Gardena, CA, COP, Series
           1995 (CRE)                           6.50    7/01/25          9,950
  9,135  City of Gardena, CA, COP, Series
           1996 (CRE)                           6.50   11/01/19          9,135
------------------------------------------------------------------------------
                                                                        19,085
------------------------------------------------------------------------------

         Asset Backed Securities
  8,515  Capital One Funding Corp., Notes,
           Series 1993A (CRE)                    5.62    6/02/08          8,515
 19,537  Capital One Funding Corp., Notes,
           Series 1995C (CRE)                    5.62   10/01/15         19,537
 22,104  Capital One Funding Corp., Notes,
           Series 1996E (CRE)                    5.62    7/02/18         22,104
-------------------------------------------------------------------------------
                                                                         50,156
-------------------------------------------------------------------------------

         Auto Parts
 14,800  Alabama IDA RB (Rehau Project) (CRE)   5.67    10/01/19         14,800
  9,255  Bardstown, KY, RB, Series
           1994 (CRE)                           5.67     6/01/24          9,255
 11,000  Bardstown, KY, RB, Series 1995 (CRE)   5.67     3/01/25         11,000
-------------------------------------------------------------------------------
                                                                         35,055
-------------------------------------------------------------------------------

         Broadcasting - Radio & TV
 50,300  New Jersey Economic Development
           Auth. RB(CRE) (a)                    5.64    10/01/21         50,300
-------------------------------------------------------------------------------

         Buildings
 12,000  Fontana, CA, COP (CRE)                 6.15    10/01/20         12,000
  7,400  San Bernardino County, CA,
           COP (CRE)                            6.00    11/01/25          7,400
-------------------------------------------------------------------------------
                                                                         19,400
-------------------------------------------------------------------------------

          Chemicals
  8,555   Wyckoff Chemical Company, Inc.,
            Note, Series 1997 (CRE)             5.64     2/01/27          8,555
-------------------------------------------------------------------------------

          Electrical Equipment
 10,000   Mississippi Business Finance Corp.,
            Series 1998 (a)                     5.64     2/01/23         10,000
-------------------------------------------------------------------------------

          Finance - Diversified
 22,360   KBL Capital Fund, Inc., Installment
            #1 Notes, Series A (CRE)            5.64     5/01/27         22,360
-------------------------------------------------------------------------------

          General Obligations
 15,795   San Bernardino County, CA, COP,
            Glen Helen Project, Series D (CRE)  5.91     3/01/24         15,795
-------------------------------------------------------------------------------

          Healthcare - Diversified
 27,750   Wenatchee Valley Clinic, P.S., WA,
            Bonds, Series 1996 (CRE)            5.67    11/12/17         27,750
-------------------------------------------------------------------------------

          Healthcare - Specialized Services
  6,900   Mason City Clinic, P.C., IA, Bonds,
            Series 1992 (CRE)                   5.75     9/01/22          6,900
  9,045   Navigator Ventures, LLC, Notes,
            Series 1997 (CRE)                   5.64     5/01/27          9,045
-------------------------------------------------------------------------------
                                                                         15,945
-------------------------------------------------------------------------------

          Hospitals
 20,000   Crouse Health Hospital, Inc., RB,
            Series 1996 (CRE)                   5.75     7/01/17         20,000
 15,800   Dome Corp., Bonds, Series 1991 (CRE)  5.70     8/31/16         15,800
-------------------------------------------------------------------------------
                                                                         35,800
-------------------------------------------------------------------------------

          Leisure Time
  9,000   Fox Valley Ice Arena, IL, RB,
            Series 1997 (CRE)                   5.70     7/01/27          9,000
 14,390   Greenville Memorial Auditorium
            District Public Facilities, SC,
            COP, Series 1996C (CRE)             5.75     9/01/14         14,390
-------------------------------------------------------------------------------
                                                                         23,390
-------------------------------------------------------------------------------

          Manufacturing - Specialized
 15,000   Loma Co. L. L. C. Floating Rate,
            Option Notes (CRE)                  5.67    12/01/08         15,000
 13,000   Savannah Economic Development
            Auth., GA, RB, Series 1998 (CRE)    5.69     6/01/18         13,000
-------------------------------------------------------------------------------
                                                                         28,000
-------------------------------------------------------------------------------

          Multi-Family Housing
 12,155   Arbor Properties, Inc., Notes (CRE)   5.70    11/01/21         12,155
  6,150   Arbor Properties, Inc., Notes (CRE)   5.70     6/01/22          6,150
-------------------------------------------------------------------------------
                                                                         18,305
-------------------------------------------------------------------------------

          Nursing/Continuing Care Centers
  9,200   Assisted Living Funding LLC, Bonds,
            Series 1997 (CRE)                   5.70    10/01/17          9,200
 32,000   Lincolnwood Funding Corp. RB,
            Series 1995A (CRE)                  5.70     8/01/15         32,000
 10,465   Missouri Health and Educational
            Facilities Auth. RB, Series
            1996B (CRE)                         5.75    12/01/16         10,465
-------------------------------------------------------------------------------
                                                                         51,665
-------------------------------------------------------------------------------

          Real Estate - Other
 16,275   First Illinois Funding Corp. Project,
            RB, Series 1996 (CRE)               5.70     9/01/26         16,275
 17,200   H/M Partners, LLC, Bond (CRE)         5.70    10/01/20         17,200
 14,220   HGR-1, LLC, Notes, Series 1996 (CRE)  5.65     9/15/46         14,220
 12,000   Houston County, GA, IDA,RB (CRE)      5.72     8/01/12         12,000
 25,000   LAM Funding LLC, Notes, Series A
           (CRE)                                5.64    12/15/27         25,000
 10,715   Physicians Real Estate, LLP, Notes,
           Series 1998 (CRE)                    5.75     2/01/18         10,715
  7,000   PRA at Glenwood Hills Corporate
           Centre, LLC, Notes, Series
           1997 (CRE)                           5.64     8/01/27          7,000
  9,260   Shepherd Capital, LLC, Notes,
           Series 1997 (CRE)                    5.65     7/15/47          9,260
-------------------------------------------------------------------------------
                                                                        111,670
-------------------------------------------------------------------------------

          Special Assessment/Tax/Fee
 20,600   County of Cuyahoga, OH, RB,
            Series 1992B (CRE)                  5.67     6/01/22         20,600
-------------------------------------------------------------------------------

          Textiles - Home Furnishings
 10,000   Alabama IDA RB (Fieldcrest Project)
            (CRE)                               5.70     7/01/21         10,000
-------------------------------------------------------------------------------

          Water/Sewer Utilities - Municipal
 18,040   Hesperia Public Financing Auth.,
            CA, RB, Series 1998A (CRE)          6.00     6/01/26         18,040
-------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $591,871)           591,871
-------------------------------------------------------------------------------

                  ADJUSTABLE RATE NOTES (29.7%)
          Banks - Major Regional
 40,000   American Express Centurion Bank,
            Bank Notes                          5.60     1/14/99        40,000
 40,000   Comerica Bank, Bank Note              5.55     6/10/99        39,976
 15,000   Huntington National Bank, MTN         5.74     1/13/99        15,005
 35,000   Long Lane Master Trust, Notes,
            Series 1997C (a), (b)               5.75    11/02/98        35,000
 14,800   Long Lane Master Trust, Notes,
            Series 1998A (a), (b)               5.71     1/20/99        14,800
 20,290   Long Lane Master Trust, Notes,
            Series 1998B (a), (b)               5.70     4/30/99        20,290
 17,000   SouthTrust Bank, Bank Notes           5.56     9/08/98        16,999
------------------------------------------------------------------------------
                                                                       182,070
------------------------------------------------------------------------------

          Banks - Money Center
 40,000   Bankers Trust, NY, Corp. Notes (a)    5.61     2/10/99        39,996
 30,000   Bankers Trust, NY, Corp. Notes (a)    5.68     2/19/99        29,998
 18,000   Barnett Bank, Inc., MTN, Series D     5.81    12/28/98        18,013
------------------------------------------------------------------------------
                                                                        88,007
------------------------------------------------------------------------------

         Finance - Consumer
 40,000  American Honda Finance Corp., MTN (a)  5.72     8/03/98        40,000
 25,000  American Honda Finance Corp., MTN (a)  5.68    10/22/98        25,000
 15,000  American Honda Finance Corp., MTN (a)  5.69     1/21/99        15,000
 30,000  American Honda Finance Corp., MTN (a)  5.66     4/09/99        30,000
 50,000  Chrysler Financial Corp., MTN,
           Series Q                             5.66     2/03/99        50,011
 60,000  General Motors Acceptance Corp.,
           MTN                                  5.81     1/29/99        60,051
 30,000  Household Finance Corp., MTN           5.63     1/21/99        30,000
 25,000  Household Finance Corp., MTN           5.64     3/09/99        25,000
 25,000  Household Finance Corp., MTN           5.64     4/30/99        25,000
------------------------------------------------------------------------------
                                                                       300,062
------------------------------------------------------------------------------

         Finance - Diversified
 25,000  General Electric Capital Corp., MTN    5.56    6/08/99         24,990
 50,000  Sanwa Business Credit Corp.,  Bonds
          (CRE) 1, (a)                          5.64    5/20/99         49,996
------------------------------------------------------------------------------
                                                                        74,986
------------------------------------------------------------------------------

         Leasing
 50,000  PHH Corp., MTN                         5.60    2/05/99         49,997
 45,000  PHH Corp., MTN                         5.73    7/12/99         44,996
------------------------------------------------------------------------------
                                                                        94,993
------------------------------------------------------------------------------
         Total adjustable rate notes (cost: $740,118)                  740,118
------------------------------------------------------------------------------
         Total investments (cost: $2,476,813)                       $2,476,813
==============================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Banks - Money Center                                19.9%
            Finance Consumer                                    19.5
            Banks - Major Regional                              13.4
            Finance - Diversified                                5.9
            Electric Utilities                                   5.6
            Real Estate - Other                                  4.5
            Leasing                                              3.8
            Nursing/Continuing Care Centers                      2.4
            Healthcare - Specialized Services                    2.2
            General Obligations                                  2.2
            Broadcasting - Radio & TV                            2.0
            Asset Backed Securities                              2.0
            Hospitals                                            2.0
            Oil & Gas - Refining / Manufacturing                 1.6
            Auto Parts                                           1.4
            Leisure Time                                         1.3
            Manufacturing - Specialized                          1.1
            Healthcare - Diversified                             1.1
            Oil - Domestic Integrated                            1.1
            Paper & Forest Products                              1.0
            Other                                                5.4
                                                               -----
                                                                99.4%
                                                               =====




USAA MONEY MARKET FUND
NOTES TO PORTFOLIO OF INVESTMENTS


July 31, 1998


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in U.S. dollar denominated securities issued by domestic branches or subsidiaries of foreign banks or companies were 17.6% of net assets at July 31, 1998.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(b) Illiquid securities valued using methods determined by the Fund's investment manager under the general supervision of the Board of Directors. At July 31, 1998, these securities represented 2.8% of the net assets.


See accompanying notes to financial statements.





USAA MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
July 31, 1998




ASSETS
   Investments in securities                                         $2,476,813
   Cash                                                                  11,324
   Receivables:
      Capital shares sold                                                12,111
      Interest                                                           23,760
                                                                     ----------
         Total assets                                                 2,524,008
                                                                     ----------

LIABILITIES
   Securities purchased                                                  19,989
   Capital shares redeemed                                               11,179
   USAA Investment Management Company                                       373
   USAA Transfer Agency Company                                             340
   Accounts payable and accrued expenses                                    388
   Dividends on capital shares                                              266
                                                                    -----------
         Total liabilities                                               32,535
                                                                    -----------
            Net assets applicable to capital shares outstanding     $ 2,491,473
                                                                    ===========

REPRESENTED BY:
   Paid-in capital                                                  $ 2,491,473
                                                                    ===========
   Capital shares outstanding                                         2,491,473
                                                                    ===========
   Authorized shares of $.01 par value                                4,700,000
                                                                    ===========
   Net asset value, redemption price, and offering price per share  $      1.00
                                                                    ===========

See accompanying notes to financial statements.




USAA MONEY MARKET FUND
STATEMENT OF OPERATIONS
(IN  THOUSANDS)
Year ended July 31, 1998


Net investment income:
   Interest income                                                   $132,399
                                                                     --------
   Expenses:
      Management fees                                                   5,238
      Transfer agent's fees                                             3,893
      Custodian's fees                                                    672
      Postage                                                             420
      Shareholder reporting fees                                          310
      Directors' fees                                                       4
      Registration fees                                                   185
      Professional fees                                                    47
      Other                                                                47
                                                                     --------
         Total expenses before reimbursement                           10,816
      Expenses reimbursed                                                (756)
                                                                     --------
         Total expenses after reimbursement                            10,060
                                                                     --------
            Net investment income                                    $122,339
                                                                     ========


See accompanying notes to financial statements.




USAA MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended July 31,



                                                        1998            1997
                                                   ---------------------------
From operations:
   Net investment income                           $  122,339       $  103,156
                                                   ---------------------------
Distributions to shareholders from:
   Net investment income                             (122,339)        (103,156)
                                                   ---------------------------
From capital share transactions:
   Proceeds from shares sold                        3,370,264        2,797,676
   Shares issued for dividends reinvested             118,246           99,655
   Cost of shares redeemed                         (3,158,728)      (2,564,389)
                                                   ---------------------------

      Increase in net assets from capital
        share transactions                            329,782          332,942
                                                   ---------------------------
Net increase in net assets                            329,782          332,942
Net assets:
   Beginning of period                              2,161,691        1,828,749
                                                   ---------------------------
   End of period                                   $2,491,473       $2,161,691
                                                   ===========================
Change in shares outstanding:
   Shares sold                                      3,370,264       2,797,676
   Shares issued for dividends reinvested             118,246          99,655
   Shares redeemed                                 (3,158,728)     (2,564,389)
                                                   ---------------------------
      Increase in shares outstanding                  329,782         332,942
                                                   ===========================


See accompanying notes to financial statements.





USAA MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Money Market Fund (the Fund). The Fund's investment objective is the highest income consistent with preservation of capital and maintenance of liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers which have been determined to present minimal credit risk.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Securities and Exchange Commission, securities in the Fund are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended July 31, 1998 were $ 21.8 billion and $21.5 billion, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .45% of its annual average net assets. Because the Fund's annual expenses for the year ended July 31, 1998 exceeded .45%, the Manager has waived a portion of its management fee to reduce the Fund's annual expense to .45%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1998, the Association and its affiliates (including related employee benefit plans) owned 3.5 million shares (.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.



(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           Ten-Month
                                                                                           Period Ended
                                                      Year ended July 31,                     July 31,
                              --------------------------------------------------------------------------
                                  1998           1997            1996           1995             1994
                              --------------------------------------------------------------------------
Net asset value at
   beginning of period        $     1.00     $     1.00       $     1.00     $     1.00       $    1.00
Net investment income                .05            .05              .05            .05             .03
Distributions from net
   investment income                (.05)          (.05)            (.05)          (.05)           (.03)
                              --------------------------------------------------------------------------
Net asset value at
   end of period              $     1.00     $     1.00       $     1.00     $     1.00       $    1.00
                              ==========================================================================
Total return (%) *                  5.45           5.28             5.41           5.49             2.74
Net assets at
   end of period (000)        $2,491,473     $2,161,691       $1,828,749     $1,540,055       $1,006,020
Ratio of expenses to
   average net assets (%)            .45            .45              .45            .45              .46(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursement (%)                 .48            .49              .51            .46             -
Ratio of net investment
   income to average net
   assets (%)                       5.32           5.16             5.27           5.44             3.28(a)




  *Assumes reinvestment of all dividend income distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.



DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777